Exhibit 99.1

DynaResource, Inc.

FOR IMMEDIATE RELEASE

U.S. Court of Appeals for the 10th Circuit

Affirms August 2016 Arbitration Award

Irving, Texas (May 4, 2021) OTCBB: DYNR – DynaResource, Inc. (“DynaUSA”) and its subsidiary DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San José de Gracía high grade gold project in Sinaloa, México, announce that the August 24, 2016 arbitration award in favor of Goldgroup Resources Inc., the wholly owned subsidiary of Goldgroup Mining Inc. (“Goldgroup”, GGA.TO) has been affirmed by the U.S. Court of Appeals for the 10th Circuit.

DynaUSA and DynaMéxico’s Full Execution of Monetary and Non-Monetary Awards

The August 2016 arbitration award contained both monetary and non-monetary awards, and the status of each award is confirmed below:

Monetary Award: On July 17, 2020 DynaUSA and DynaMéxico deposited a supersedeas bond with the U.S. District Court, District of Colorado, in the full amount of the Monetary portion of the Arbitration Award ($1.111 M USD), including interest.

Non-Monetary Award: On August 24, 2020, DynaMéxico conducted an Extraordinary Shareholder’s Meeting of DynaMéxico wherein all Non-Monetary portions of the Arbitration Award were fully performed and executed. A full report of the execution of the Non-Monetary portions of the Arbitration Award was timely delivered to Goldgroup and Counsel.

DynaUSA and DynaMéxico to consider Appeal / And, Pursuit of The Recognition in the United States of The $48M USD Foreign Judgment

DynaUSA and DynaMéxico are weighing options in response to the decision of the 10th Circuit Court of Appeals, and DynaUSA and DynaMéxico are continuing to pursue the Recognition of the $48M USD Foreign Judgment in the U.S. (See DynaUSA and DynaMéxico Filed Petition for Recognition of $48M USD Foreign Judgment, August 28, 2020, below).

México Final Legal Ruling for $48M Judgment to Favor of DynaMéxico (December 6, 2019)

On December 6, 2019, The México Final Legal Ruling was Issued by The 11th Federal Circuit Collegiate Court in México, wherein a $48,280,808.34 damages award in Favor of DynaMéxico and against Goldgroup Resources Inc. was confirmed in Final Legal Ruling (the “México Final Legal Ruling”). (See the DynaUSA and DynaMéxico News Release Issued December 20, 2019.)

The México Final Legal Ruling was Favorable to DynaMéxico, and denied the Amparo challenge of Goldgroup Resources Inc. The México Final Legal Ruling is the result and culmination of 7 years of legal action performed by DynaMéxico and is the Final Ruling of the 11th Federal Circuit Collegiate Court. With this México Final Legal Ruling issued, all matters before the Court in México with respect to DynaMéxico and Goldgroup Resources Inc. are fully resolved and are no longer subject to appeal or reconsideration.

DynaMéxico Foreclosure and Recovery of Goldgroup Shares (February 20, 2020)

On February 20, 2020, The Final Foreclosure Judgment was issued by a México City Court, effectively foreclosing on all remaining shares of DynaMéxico formerly held by Goldgroup Resources Inc. and awarding those shares to DynaMéxico (the “DynaMéxico Foreclosure Judgment”). (See DynaUSA and DynaMéxico News Release issued April 14, 2020.) Prior to the DynaMéxico Foreclosure Judgment, Goldgroup Resources Inc. owned shares of DynaMéxico constituting 20% of the total outstanding shares of DynaMéxico.

DYNAUSA AND DynaMéxico– FULL EXECUTION OF MONETARY AND NON-MONETARY ARBITRATION AWARDS: PURSUIT OF THE RECOGNITION IN THE UNITED STATES OF THE $48m USD. FOREIGN JUDGMENT AGAINST GOLDFROUP.	KD DIEPHOLZ

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DynaUSA and DynaMéxico Filed Petition for Recognition of The $48M USD Foreign Judgment in the United States (August 28, 2020)

On August 28, 2020 DynaUSA and DynaMéxico Filed in Dallas County, Texas a Petition for Recognition of the $48M USD Foreign Judgment (the “$48M USD Recognition Claim”); against Goldgroup Resources Inc., the 100% owned Subsidiary of Goldgroup Mining Inc. (“GGA.TO”), in order to recognize in the United States, the $48M USD Foreign Judgment obtained in México. (See DynaUSA and DynaMéxico News Release of September 29, 2020).

Share Ownership of DynaMéxico

Due to the Foreclosure and Recovery of 100% of the Shares of DynaMéxico previously held by Goldgroup Resources Inc.; DynaUSA, and DynaUSA CEO and DynaMexico President K.D. Diepholz, retain 100% of the outstanding shares of DynaMéxico; Goldgroup Resources Inc. does not own any shares of DynaMéxico.

DynaMéxico’s 100% Ownership of San Jose de Gracía (“SJG”)

San Jose de Gracía District (“SJG”, “SJG District”), currently covering an area of 9,920 Hectares (24,513 acres), is 100% owned by DynaMéxico.

More than one million ounces gold was reportedly produced from the SJG District in the early 1900’s, originating from high grade gold veins, including approximately 470,000 Oz. gold reportedly produced from the La Purisima area at an average gold grade of 66.7 g/t. In June 2010, SJG was recognized by the State of Sinaloa as the most significant Gold Project in Sinaloa.

Canadian National Instrument 43-101 (“NI 43-101”) Technical Report for DynaMéxico - SJG

On March 28, 2012 DynaMéxico issued a National Instrument 43-101 (“NI 43-101”) compliant Technical Report for the San Jose de Gracía Project (the “2012 DynaMéxico Luna-CAM SJG Technical Report”, the “Technical Report”), and approved by DynaMéxico, the 100% owner of SJG. The 2012 DynaMéxico Luna-CAM SJG Technical Report was prepared by Mr. Ramon Luna, BS, P.Geo., of Servicios y Proyectos Mineros, Hermosillo, México and a Qualified Person as defined under NI 43-101; and by Mr. Robert Sandefur, BS, MSc, P.E., a senior reserve analyst for Chlumsky, Armbrust & Meyer LLC, Lakewood, CO., and a Qualified Person as defined under NI 43-101. The 2012 DynaMéxico Luna-CAM SJG Technical Report includes as Section Fourteen (14) a Mineral Resource Estimate for SJG as prepared by Mr. Sandefur (the “2012 DynaMéxico-CAM SJG 43-101 Mineral Resource Estimate”, and the “Mineral Resource Estimate”).

On December 31, 2012, DynaMéxico issued an updated NI 43-101 compliant (“NI 43-101”) Technical Report for the San Jose de Gracía Project (the “Updated 2012 DynaMéxico Luna-CAM SJG Technical Report”, and the “Updated Technical Report”). The Updated Technical Report was approved by DynaMéxico and filed with SEDAR on December 31, 2012.

Canadian National Instrument 43-101 (“NI 43-101”) Mineral Resource Estimate for SJG

The 2012 DynaMéxico-CAM SJG Mineral Resource Estimate concentrates on four separate main vein systems at SJG: Tres Amigos, San Pablo, La Union, and La Purisima. The Mineral Resource Estimate includes the following Resources:

“Indicated Resources”:

(1)	Tres Amigos; 893,000 tonnes with an average grade of 4.46 g/t, totaling 128,000 Oz. Au;
(2)	San Pablo; 1,308,000 tonnes with an average grade of 6.52 g/t, totaling 274,000 Oz. Au.;

DYNAUSA AND DynaMéxico– FULL EXECUTION OF MONETARY AND NON-MONETARY ARBITRATION AWARDS: PURSUIT OF THE RECOGNITION IN THE UNITED STATES OF THE $48m USD. FOREIGN JUDGMENT AGAINST GOLDFROUP.	KD DIEPHOLZ

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“Inferred Resources”:

(1)	3,953,000 tonnes in aggregate for the four main vein systems, with an average grade of 5.83 g/t, totaling 741,000 Oz. Au.

The Effective Date of the 2012 DynaMéxico Luna-CAM SJG Technical Reports and including the 2012 DynaMéxico-CAM SJG 43-101 Mineral Resource Estimate is February 6, 2012. The Mineral Resource Estimate is reported using a 2.0 g/t cut-off grade for underground mining. As of the Effective Date of the Technical Reports and Mineral Resource Estimate, there is no preliminary economic assessment report or feasibility study completed for SJG so the precise cutoff grade for underground mining has not yet been determined.

Summary of 2016 – 2019 Operations at San Jose de Gracía

Test Mining and Pilot Mill Operations (January 2016 through December 2019):

Period	Total Tonnes Mined & Processed	Reported Mill Feed Grade (g/t Au)	Reported Recovery %	Gross Gold Concentrates Produced	Net Gold Concentrates Sold
Jan. 2016 – Dec. 2019	186,411	9.50	85.00%	48,265	42,539

DynaResource continues to expand its test mining and pilot production activities at SJG; and projects the increased output to 300 Tons per Day from test underground mining and milling activities in 2021.

Future Drilling Programs at SJG and Updated Technical Report

No surface drilling programs have been conducted at SJG since 2011. DynaResource plans future surface drilling at SJG, which is projected to define a potential bulk mineable resource, and additional surface and underground drilling at SJG is projected to expand resources at current underground resource deposits, and also expected to confirm new resource deposit areas as well. Subsequent to the completion of surface drilling programs, DynaResource will expect to update the NI 43-101 Technical Report for SJG.

On behalf of the Board of Directors of DynaResource, Inc.

On behalf of the Board of Directors of DynaResource de México SA de CV.

K.D. DIEPHOLZ

DynaResource, Inc. – CEO

DynaResource de México SA de CV. - Presidente

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IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" as that term is defined in Multilateral Instrument 51-505, Issuers Quoted in the U.S. Over-the-Counter Markets promulgated by various Canadian provincial Securities Commissions.

Accordingly, certain disclosure in this news release or other disclosure provided by DynaResource has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all, of the mineral deposits in these categories, will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all, of an inferred mineral resource, exists, or is economically or legally mineable.

DYNAUSA AND DynaMéxico– FULL EXECUTION OF MONETARY AND NON-MONETARY ARBITRATION AWARDS: PURSUIT OF THE RECOGNITION IN THE UNITED STATES OF THE $48m USD. FOREIGN JUDGMENT AGAINST GOLDFROUP.	KD DIEPHOLZ

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource or DynaResource de México. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaMéxico. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracía property. Many of these assumptions are based on factors and events that are not within the control of DynaResource or DynaMéxico and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource or DynaMéxico currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource or DynaMéxico does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource and DynaMéxico believe that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource and DynaMéxico expressly disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events, or otherwise.

For further information on DynaResource, Inc. or DynaMéxico, please contact:

Brad J. Saulter, V.P. – Investor Relations; US Telephone: 972-868-9066
K.D. Diepholz, DynaResource, Inc. CEO; DynaResource de México–Presidente;

DYNAUSA AND DynaMéxico– FULL EXECUTION OF MONETARY AND NON-MONETARY ARBITRATION AWARDS: PURSUIT OF THE RECOGNITION IN THE UNITED STATES OF THE $48m USD. FOREIGN JUDGMENT AGAINST GOLDFROUP.	KD DIEPHOLZ

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